UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 27, 2026
DEXCOM, INC.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware	000-51222	33-0857544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
As previously reported on the Current Report on Form 8-K filed on July 30, 2025, Kevin R. Sayer notified the Board of Directors (the “Board”) of DexCom, Inc. (“Dexcom” or the “Company”) of his intent to retire from his role as Chief Executive Officer effective January 1, 2026. In connection with his retirement, on July 25, 2025, the Board appointed Mr. Sayer as Executive Chairman of the Board, effective January 1, 2026, to provide ongoing leadership and strategic guidance to the Company.
As previously reported on the Current Report on Form 8-K filed on September 15, 2026, effective September 14, 2025, Mr. Sayer took a temporary leave of absence. On February 27, 2026, Mr. Sayer notified the Company of his plans to return from his temporary leave of absence, effective March 2, 2026. Upon his return, Mr. Sayer resumed his duties and responsibilities as Executive Chairman and Mark Foletta resumed his duties as Lead Independent Director.
On February 27, 2026, Mr. Sayer entered into a letter agreement with the Company effective March 2, 2026 (the “Letter Agreement”), providing for an annual base salary of $610,000. Pursuant to the terms of the Letter Agreement, the Company also agreed to grant Mr. Sayer restricted stock units with a fair value of $2,350,000, vesting in full on March 8, 2027, subject to Mr. Sayer’s continued service. Mr. Sayer’s equity awards granted prior to the effective date will continue to vest in accordance with the terms of such awards. Mr. Sayer remains eligible to participate in the employee benefit plans that Dexcom offers to its other executives, except that Mr. Sayer will no longer be eligible to participate in the Company’s Amended and Restated Severance & Change in Control Plan as an executive officer.
A copy of the Letter Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K. The description of the Letter Agreement included in this Current Report on Form 8-K is a summary, is not complete and is qualified in its entirety by reference to the terms of the Letter Agreement filed as Exhibit 10.1 hereto.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Number	Description

10.1*	Letter Agreement, dated February 27, 2026, between DexCom, Inc. and Kevin Sayer.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Represents a management contract or compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

By:	/s/ JEREME M. SYLVAIN Jereme M. Sylvain Executive Vice President, Chief Financial Officer

Date:	March 2, 2026